Exhibit 99.1

MEDITE Cancer Diagnostics, Inc.
Announces Management Changes

Orlando, Fl., November 1, 2016 -MEDITE Cancer Diagnostics, Inc., (OTCQB:MDIT, the “Company”) specializing in the development, manufacturing, and marketing of molecular biomarkers and premium medical devices for detection, risk assessment and diagnosis of cancer and precancerous conditions announces the following appointments effective immediately:
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David Patterson as Chief Executive Officer
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Michael Ott as Chairman of MEDITE Cancer Diagnostics, Inc. and CEO of MEDITE GmbH, Germany, the wholly owned subsidiary
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Michaela Ott as Chief Operating Officer

David Patterson a former Executive Vice President specializing in corporate development, marketing and strategy during his 30 year career with Cigna, Phillips Health care and other companies will become the Chief Executive Officer of MEDITE Cancer Diagnostics, Inc. “MEDITE has worked with David in his role as an independent consultant since November 2015. We believe David’s past results and experience can assist MEDITE in building the infrastructure for substantial growth of United States sales which currently is approximately 5% of overall sales. We also believe David’s international knowledge, experience and contacts will be important factors involving the launch of our new products,” says Michaela Ott now Chief Operating Officer and former CEO of the Company. “As CEO of the Company’s wholly owned subsidiary, I look forward in assisting David implement the Company’s plans and strategy worldwide with the assistance of our German operations,” says Michael Ott, Chairman of MEDITE Cancer Diagnostics, Inc. and CEO of the German subsidiary, MEDITE GmbH. “I am truly excited about the future of the company as we look to substantially grow United States sales and launch our new world class products worldwide as more efficient and cost effective solutions in the detection of cancer and cancer related diseases. I also look forward to working with the talented and dedicated people of MEDITE”says David Patterson the new CEO of MEDITE Cancer Diagnostics, Inc.
Effective immediately, Michaela Ott, will resign as Chief Executive Officer, Michael Ott will resign as Chief Operating Officer and Robert McCullough, Jr. will resign as Chairman of the Board of MEDITE Cancer Diagnostics, Inc. McCullough will remain as Chief Financial Officer. All three will remain on the Board of Directors with respect to their positions
About MEDITE Cancer Diagnostics, Inc.
MEDITE Cancer Diagnostics Inc., is a Delaware registered company consisting of wholly-own MEDITE GmbH a Germany-based company with its subsidiaries. On April 3, 2014, MEDITE was acquired by former CytoCore, Inc. a biomolecular diagnostics company engaged in the design, development, and commercialization of cost-effective cancer screening systems and Biomarkers to assist in the early detection of cancer. By acquiring MEDITE the company changed from solely research operations to an operating company with a well-developed infrastructure, 78 employees in four countries, a distribution network to about 70 countries worldwide, a well-known and established brand name and a wide range of products for anatomic pathology, histology and cytology laboratories.

Forward Looking Statement
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ from our expectations, include but are not limited to, MEDITE’s ability to maintain and grow its revenues. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

For more information please visit: www.medite-group.com

Investor Contact:
David Patterson CEO
317-341-3589